UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 29, 2021, the Nasdaq Global Select Market (“Nasdaq”) approved the listing of Garrett Motion Inc.’s (the “Company”) common stock, par value $0.001 per share (the “Common Stock”) for trading on Nasdaq. On May 3, 2021, the Company filed a Form 8-A to register the Common Stock under Section 12(b) of the Exchange Act. Trading in the Common Stock commenced on Nasdaq on May 3, 2021, under the ticker “GTX”.

On May 3, 2021, the Company issued a press release announcing the commencement of trading of its Common Stock on Nasdaq. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2021, the Company’s Current Report on Form 8-K filed on April 30, 2021, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary